                                                                    EXHIBIT 10.2

                              SECURITY AGREEMENT

      THIS SECURITY AGREEMENT, dated as of October 8, 1996, is between BIOPURE CORPORATION, a Delaware corporation (the "Debtor"), and PHARMACIA & UPJOHN, INC., a Delaware corporation (the "Secured Party").

      WHEREAS, the Debtor has executed and delivered a Promissory Note, dated the date hereof, in the principal amount of $9,000,000; and

      WHEREAS, the parties hereto desire to secure the obligations of the Debtor to the Secured Party under the Promissory Note.

      NOW, THEREFORE, intending to be legally bound, the Debtor and the Secured Party agree as follows:

1.    Definitions.

      Whenever used herein the following terms shall, unless the context otherwise requires, have the following respective meanings:

      (a) "Account" means any right to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper.

      (b) "Account Debtor" means the Person who is obligated on an Account or Contract Right.

      (c) "Collateral" means all of the following property of the Debtor, whether now owned or hereafter acquired and whether now existing or hereafter arising: (i) Inventory; (ii) Equipment; (iii) Fixtures, (iv) Leasehold Improvements, (v) Documents of Title; (vi) Accounts and Contract Rights; (vii) all guarantees of Accounts and Contract Rights and all other security held for the payment or satisfaction thereof; (viii) the goods or the services the sale or lease or performance of which give rise to any Account or Contract Right including any returned goods; (ix) chattel paper and instruments; (x) General Intangibles; (xi) any balance or share of any deposit, agency or other account with any Person and any other amounts which may be owing from time to time by any Person to the Debtor; (xii) all property of any nature whatsoever now or hereafter in the possession of or assigned or pledged to any Person for any purpose; and (xiii) all Proceeds of all of the foregoing.

      (d) "Contract Right" means any right to payment under a contract (including, but not limited to, contracts for the sale or leasing of goods or for the rendering of services) not yet earned by performance and not evidenced by an instrument or chattel paper.

      (e) "Document of Title" means a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

      (f) "Equipment" means all goods (other than Inventory) used or brought for use in business, including without limit equipment, machinery, furniture, tools and motor vehicles and all accessions, parts, substitutions and replacements with respect to each such item.

      (g) "Fixtures" means goods that become so related to particular real estate that an interest in them arises under real estate law.

      (h) "General Intangibles" means things in actions, patents and patent applications (including but not limited to those listed on Schedule 1 hereto), copyrights, trademarks (including but not limited to those listed on Schedule 2 hereto), royalties, goodwill, literary rights and all other personal property other than goods, Accounts, Contract Rights, Documents of Title, chattel paper, instruments and money.

      (i) "Interest Rate" means the rate of interest payable by the Debtor under the Promissory Note.

      (j) "Inventory" means tangible personal property held for sale or lease or to be furnished under contracts of service, tangible personal property which has been so leased or furnished, and raw materials, work in process and materials used, produced or consumed in business, and shall include tangible personal property sold on a sale or return basis, tangible personal property returned by the purchaser following a sale thereof and tangible personal property represented by Documents of Title. All equipment, accessories and parts at any time attached or added to items of Inventory or used in connection therewith shall be deemed to be part of the Inventory.

      (k) "Leasehold Improvements" means all existing and future leasehold improvements of the Debtor at the locations identified in Schedule 3 hereto.


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

      (l) "Liabilities" means all existing and future liabilities, whether absolute or contingent, of the Debtor to the Secured Party of any nature whatsoever arising hereunder or under the Promissory Note.

      (m) "Person" means an individual, a corporation, a government or governmental subdivision or agency or instrumentality, a business trust, an estate, a trust, a partnership, a cooperative, an association, two or more Persons having a joint or common interest, or any other legal or commercial entity.

      (n) "Proceeds" means whatever is received when Collateral or Proceeds of Collateral is sold, exchanged, collected or otherwise disposed of and also includes payments and rights to payment under any policies of insurance with respect to any Collateral. The term also means the Account arising when the right to payment is earned under a Contract Right.

      (o) "Promissory Note" means the promissory note, dated the date hereof, in the principal amount of $9,000,000, from the Debtor to the Secured Party.

2.    Grant of Security.

      To secure the payment, promptly when due, and the punctual performance of all of the Liabilities, the Debtor hereby grants to the Secured Party a continuing lien upon and security interest in all of the Collateral.

3.    Records and Certifications.

      (a) The Debtor shall faithfully keep complete and accurate books, records and Equipment lists and make all necessary entries therein to reflect the quantities, costs, current values and locations of its Inventory and Equipment and the transactions and facts giving rise to its Accounts and Contract Rights, including without limit the identity and address of all Account Debtors and all payments, credits and adjustments to its Accounts and Contract Rights and the Debtor shall keep the Secured Party fully and accurately informed as to the locations of all such books, lists and records. The Debtor shall permit the Secured Party's agents to have access to, and to copy, such books, lists and records and to any other records pertaining to the Debtor's business.


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

4.    Maintenance of Equipment.

      The Debtor shall care for all the Equipment and afford it suitable preventative maintenance under a formal schedule of preventative maintenance consistent with past practice and in a manner no less diligent than is normally accepted in its industry. The Debtor will pay the cost of all repairs to or maintenance of the Equipment and will not permit anything to be done that might impair the value of any of the Equipment or any of the security intended to be afforded by this Agreement. The Debtor will adopt and conscientiously adhere to a well designed internal control system with respect to the Equipment capable of permitting the Debtor and the Secured Party to identify readily at any time the location and condition of each and every item of the Equipment.

5.    Title, etc.

      The Debtor has acquired absolute and exclusive title to each and every item or unit of the Collateral free and clear of all liens, claims, security interests and other encumbrances, except those created hereby in favor of the Secured Party, and the Debtor will warrant and defend its title to the Collateral, subject to the rights of the Secured Party, against the claims and demands of all persons whomsoever. Without limiting the generality of the foregoing, the Debtor will not pledge, assign or otherwise encumber, or permit any liens or security interests to attach to, any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, other than those liens described above. Upon any breach of the foregoing covenant against encumbrances, the Secured Party may, at its sole election but without obligation to do so, discharge the encumbrance for the account of and without notice to the Debtor, and all expenses incurred by the Secured Party in so doing, together with interest thereon at the Interest Rate, shall be added to the Liabilities and shall be payable by the Debtor on demand. Without the prior written consent of the Secured Party in each case, the Debtor will not sell, exchange, lease, lend, salvage, replace or otherwise dispose of any item or unit of the Collateral or any of the Debtor's rights therein, except that so long as the Debtor is not in default hereunder, the Debtor shall have the right in the ordinary course of its business to process and sell its Inventory and to replace worn or exhausted items or units of Equipment with new items or units of Equipment of the same kind or character and having a market value equal to or greater than the market value of the replaced items or units when new.

6.    Taxes and Liens.

      The Debtor will immediately notify the Secured Party in the event there ever arises against any of the Collateral any lien, assessment or tax or other liability, whether or not entitled to priority over the Secured Party's security interest hereunder. In any such event, whether or not such notice is given, the Secured Party shall (unless such lien, assessment,


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

tax or other liability is the subject of an appeal by the Debtor and an appropriate bond has been posted to stay the effect of any resulting lien) have the right (but shall be under no obligation) to pay any tax or other liability of the Debtor deemed by the Secured Party in good faith to affect the Secured Party's interests hereunder. The Debtor shall repay to the Secured Party on demand all sums which the Secured Party shall have paid under this section in respect of taxes or other liabilities of the Debtor, with interest thereon at the Interest Rate, and the Debtor's liability to the Secured Party for such repayment with interest shall be included in the Liabilities. The Secured Party shall be subrogated to the extent of any such payment by it to all the rights and liens of the payee against the Debtor's assets. The Debtor shall furnish to the Secured Party from time to time upon the Secured party's request proof satisfactory to the Secured Party of the making of all payments or deposits required by applicable law to be made with respect to amounts withheld by the Debtor from wages and salaries of employees and amounts contributed by the Debtor on account of federal, state or other income or wage taxes and amounts due under the Federal Insurance Contributions Act or the Federal Unemployment Tax Act or any similar legislation.

7.    Insurance.

      The Debtor shall bear all risk of loss, destruction and damage to any and all of the Inventory and Equipment from any cause whatsoever at any time during the term of this Agreement, and shall at its own cost and expense obtain and keep in full force and effect, in kind and form reasonably satisfactory to the Secured Party and with insurers of recognized standing in the financial community or otherwise approved by the Secured Party, all risk of physical loss or damage insurance covering the Inventory and Equipment wherever the same may be, insuring against the risks of fire, explosion, theft and such other risks as are customarily insured against by corporations engaged in the same business and similarly situated with the Debtor (and specifically including vandalism, malicious mischief coverage), in an amount or amounts usually carried by corporations engaged in the same business and similarly situated with the Debtor. All policies of such insurance shall be written for the benefit of the Debtor and the Secured Party as the insureds, shall bear an endorsement in form satisfactory to the Secured Party naming the Secured Party and the Debtor as loss payees, as their respective interests may appear, and shall provide for at least thirty (30) days' advance written notice to the Secured Party of any cancellation. The Secured Party and the Debtor agree that all insurance proceeds shall be payable to the Debtor if at the time of such payment no Event of Default then exists and the Debtor delivers to the Secured Party a certificate to such effect. If the Debtor fails to pay any premium on any such insurance, the Secured Party shall have the right, but shall be under no obligation, to pay such premium for the Debtor's account. The Debtor shall repay to the Secured Party on demand all sums which the Secured Party shall have paid under this section in respect of insurance premiums, with interest thereon at the Interest Rate, and the


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

Debtor's liability to the Secured Party for such repayment with interest shall be included in the Liabilities. The Debtor hereby assigns to the Secured Party any return of unearned premium which may be due upon the cancellation for any reason whatsoever of any policy of insurance maintained in respect of the Collateral and hereby directs the insurer to pay the Secured Party any amount so due, except that the Secured Party shall have no right to any such amount unless and until there exists an Event of Default. The Debtor's rights to receive payment of any such return or unearned premium and the proceeds of any such insurance shall constitute a part of the Collateral for all purposes hereof.

8.    Control of and Access to Inventory and Equipment, Etc.

      The Debtor shall maintain possession and control of its Inventory and Equipment at all times, provided that upon the occurrence of an Event of Default the Secured Party shall have the right to take possession of such Inventory and Equipment or any portion thereof, and for the purpose of taking custody of the Debtor's Inventory the Debtor agrees that upon request of the Secured Party it will lease warehousing space in the Debtor's own premises to the Secured Party and will erect such structures and post such signs as the Secured Party may require in order to place such Inventory under the exclusive control of the Secured Party. Notwithstanding any taking of possession by the Secured Party of any Inventory or Equipment, the same shall remain at all times at the Debtor's sole risk, and to the full extent permitted by law the Secured Party shall not be responsible for any loss, damage or diminution in the value thereof. If any of the Debtor's Inventory or Equipment is or becomes evidenced by a Document of Title, the Secured Party may require the Debtor to promptly deliver the same to the Secured Party appropriately endorsed to the order of the Secured Party. All costs of transportation, packaging, custody, processing, storage, insurance and salvage of any unit or item of the Debtor's Inventory or Equipment which may be incurred by the Secured Party shall be promptly repaid to the Secured Party by the Debtor together with interest thereon at the Interest Rate, and the Debtor's liability to the Secured Party for such repayment with interest shall be included in the Liabilities. If any item or unit of the Equipment is now or hereafter the subject of a certificate of title or is required by law so to be, upon request of the Secured Party the Debtor will take all steps necessary to cause the Secured Party's lien or security interest therein to be noted on the face of such certificate and shall thereafter deposit the original of such certificate of title with the Secured Party. The Debtor will afford the Secured Party's agents access to the Debtor's Inventory and to each item or unit of the Debtor's Equipment from time to time upon request for purposes of examination, inspection and appraisal and to verify the Debtor's records pertaining thereto.


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

9.    Notices of Loss, etc.

      The Debtor will immediately notify the Secured Party of any of the following: (i) any event causing any deterioration, loss or depreciation in value of any material item, unit or portion of the Debtor's Equipment and of the amount thereof; (ii) any event causing any material deterioration, loss or depreciation in value of the Debtor's Inventory and the amount thereof; or (iii) any material adverse change in the financial condition of any Account Debtor whose total outstanding Accounts due the Debtor exceeds $25,000 or any material adverse change in the collectibility of the Accounts taken as a whole.

10.   Accounts and Contract Rights.

      (a) The Secured Party hereby authorizes the Debtor to collect all Accounts from the Account Debtors. The authority hereby given to the Debtor to collect the Proceeds of Accounts may be terminated by the Secured Party at any time. The Secured Party shall have the right at any time, acting if it so chooses in the Debtor's name, to collect the Debtor's Accounts itself, to sell, assign, compromise, discharge or extend the time for payment of any Account, to institute legal action for the collection of any Account, and to do all acts and things necessary or incidental thereto. The Debtor hereby ratifies all that the Secured Party shall do by virtue hereof. The Secured Party may at any time, without notice to the Debtor, notify any Account Debtor that the Account payable by such Account Debtor has been assigned to the Secured Party and is to be paid directly to the Secured Party. At the Secured Party's request the Debtor shall so notify Account Debtors and shall indicate on all billings to Account Debtors that payments thereon are to be made to the Secured Party. Without the written consent of the Secured Party the Debtor shall not compromise, discharge, extend the time for payment of or otherwise grant any indulgence or allowance with respect to any Account.

      (b) If any of the Debtor's Accounts or Contract Rights arises out of a contract with the United States or any department, agency or instrumentality thereof, the Debtor will immediately notify the Secured Party thereof in writing and execute any instruments and take any steps required by the Secured Party in order that the security interest of the Secured Party hereunder in the Debtor's Contract Right under such contract and in all Accounts arising thereunder and in the Proceeds thereof shall be perfected under the provisions of the Federal Assignment of Claims Act.

      (c) If any of the Debtor's Accounts is or becomes evidenced by a promissory note, a trade acceptance or any other instrument for the payment of money, the Debtor will promptly provide notice to the Secured Party of such instrument and, upon the written request of the Secured Party, will promptly deliver such instrument to the Secured Party appropriately endorsed to the order of the Secured Party. Regardless of the form of such


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endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

11.   Significant Locations.

      The Debtor represents and warrants to the Secured Party as follows: (i) none of the Debtor's Equipment constitutes goods of a type normally used in more than one jurisdiction for purposes of Section 9-103 of the Uniform Commercial Code; (ii) the chief executive office of the Debtor is located at 11 Hurley Street, Cambridge, Massachusetts, and such chief executive office, along with the offices listed on Schedule 3 hereto, are the only locations where the Debtor maintains a place of business and where the Debtor maintains the records with respect to the Collateral; (iii) such locations are the only locations where the Debtor stores or processes Inventory; and (iv) such locations are the only locations where the Debtor keeps Equipment. The Debtor will notify the Secured Party in writing prior to any change in the locations specified above and will reimburse the Secured Party for the costs of any additional Uniform Commercial Code filings requested by the Secured Party as a result thereof. If any of the Collateral or any of the Debtor's records concerning any of the Collateral are at any time to be located on premises leased by the Debtor, or any premises owned by the Debtor subject to a mortgage or other lien, the Debtor will provide notice of such intent to the Secured Party not less than 30 days prior to the delivery of any such Collateral or records to such premises, and, upon the written request of the Secured Party, the Debtor will promptly obtain and deliver to the Secured Party an agreement in form satisfactory to the Secured Party waiving the landlord's, mortgagee's or other lienholder's right to enforce against the Debtor any claims for monies due under the lease, mortgage or other lien by levy or distraint or other proceedings against the Collateral or the Debtor's records concerning the same and assuring the Secured Party's access to such Collateral and records to facilitate the Secured Party's exercise of its rights to take possession thereof. The Debtor agrees to notify the Secured Party promptly in the event of a change in the location of any place of business or the establishment of any additional place of business of the Debtor.

12.   Further Assurances.

      The Debtor will execute and deliver to the Secured Party from time to time all such other agreements, instruments and other documents (including without limitation all requested financing and continuation statements) and do all such other further acts and things as the Secured Party may reasonably request in order to further evidence or carry out the intent of this Agreement or to perfect the lien and security interest created hereby or intended so to be.


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13.   Default and Remedies.

      The Debtor shall be in default hereunder upon the occurrence of an "Event of Default" as defined in the Promissory Note.

      Upon the occurrence of any Event of Default which shall be continuing, (i) unless the Secured Party shall elect otherwise, the entire unpaid amount of such of the Liabilities as are not then otherwise due and payable shall become immediately due and payable as provided in the Promissory Note and (ii) the Secured Party may at its option exercise from time to time any and all rights and remedies available to it under the Uniform Commercial Code or otherwise, including the right to collect, assemble, receipt for, adjust, modify, repair, refurnish or refurbish (but without any obligation to do so) or foreclose or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings, and the Debtor agrees that the Secured Party or its nominee may become the purchaser at any such sale or sales. The Debtor agrees that thirty (30) days shall be reasonable prior notice of the date of any public sale or other disposition of all or any part of the Collateral, or of the date on or after which any private sale or other disposition of the same may be made. All rights and remedies granted the Secured Party hereunder or under any other agreement between the Secured Party and the Debtor shall be deemed concurrent and cumulative and not alternative, and the Secured Party may proceed with any number of remedies at the same time or at different times until all the Liabilities are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of or an election against any other right or remedy, and the Secured Party may proceed against the Collateral and any other Collateral granted by the Debtor to the Secured Party under any other agreement, all in any order and through any available remedies. A waiver on any one occasion shall not be construed as a waiver or bar on any future occasion. All property of any kind held at any time by the Secured Party as Collateral shall stand as one general continuing collateral security for all the Liabilities and may be retained by the Secured Party as security until all the Liabilities are fully satisfied. The Debtor will pay to the Secured Party on demand any and all expenses (including attorneys' fees and legal expenses) which may have been incurred by the Secured Party with interest at the Interest Rate (i) in the prosecution or defense of any action growing out of or connected with the subject matter of this Agreement, the Liabilities, the Collateral or any of the Secured Party's rights therein or thereto; or (ii) in connection with the custody, preservation, use, operation, preparation for sale or sale of any of the Collateral, the incurring of all of which are hereby authorized to the extent the Secured Party deems the same advisable. The Debtor's liability to the Secured Party for any such payment with interest shall be included in the Liabilities. The enumeration of specific Events of Default under the Promissory Note shall not compromise the demand character of any Liability which by its terms is payable on demand and demand may be made thereon at any time irrespective of the non-occurrence of any such Event of Default, any provision hereof to the


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

contrary notwithstanding. The Proceeds of any Collateral received by the Secured Party at any time before or after default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, may be applied to the payment in full or in part of such of the Liabilities and in such order and manner as the Secured Party may elect. The Debtor to the extent of its rights in the Collateral waives and releases any right to require the Secured Party to collect any of the Liabilities from any other of the Collateral or any other collateral then held by the Secured Party under any theory of marshalling of assets or otherwise.

14.   Power of Attorney.

      The Debtor hereby irrevocably appoints any officer, employee or agent of the Secured Party as the Debtor's true and lawful attorney-in-fact with power, upon the occurrence of an Event of Default, to (i) endorse the Debtor's name upon any notes, checks, drafts, money orders, or other instruments of payment that may come into the Secured Party's possession and which constitute proceeds of any Collateral; (ii) sign and endorse the Debtor's name upon any documents of title, invoices, freight or express bills, assignments, verifications and notices in connection with any of the Collateral, and any instruments or documents relating thereto or to the Debtor's rights therein; and (iii) execute in the Debtor's name and file one or more financing statements covering the Collateral. Any such attorney of the Debtor shall have full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as the Debtor might do, and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

15.   Miscellaneous.

      (a) At no time during the past five years has the Debtor been known by or used any name, including any trade or fictitious name, other than that set forth in the premises of this Agreement.

      (b) This Agreement shall commence on the date hereof and shall continue in full force and effect so long as any of the Liabilities shall exist from time to time. If after the discharge of all Liabilities the Debtor should subsequently incur additional Liabilities, this Agreement shall automatically be revived and thereafter continue in full force and effect until such time as the Debtor, having no Liabilities then outstanding and not then being entitled to incur any additional Liabilities, shall give written notice to the Secured Party of its election to terminate this Agreement.


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

      (c) Statements of account rendered to the Debtor by the Secured Party hereunder shall become final and be effective unless objection thereto is made within fifteen (15) days after rendition.

      (d) No modification or waiver of any provision hereof shall be effective unless the same is in writing and signed by the party against whom its enforcement is sought.

      (e) This Agreement may be signed in any number of counterparts and by different parties in separate counterparts, all with the same effect as if the signatures were on the same counterpart, and all counterparts hereof, taken together, shall constitute but one and the same Agreement.

      (f) The covenants contained herein are all material and continuing, and any breach of any of them shall constitute a material breach of this Agreement.

      (g) Words of any gender shall include any other gender, and singular words shall include the plural and vice versa, whenever the same is necessary to produce a fair and meaningful construction.

      (h) All the rights and remedies of the Secured Party hereunder shall be cumulative with and not alternative to or in lieu of the Secured Party's rights and remedies under any other agreement or agreements.

      (i) This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, except that the Debtor shall not assign any of its respective rights hereunder without the prior written consent of the other party hereto.

      (j) Captions in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      (k) Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction.


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

      (l) All issues arising hereunder shall be governed by the laws of the State of New York.

      IN WITNESS WHEREOF, this Agreement has been duly executed under due authorization on the day and year first set forth above.


                                     BIOPURE CORPORATION

                                     By: /s/ Brian A. Lajoie
                                         ------------------------------
                                         Title: V.P.-Finance


                                     PHARMACIA & UPJOHN, INC.

                                     By: /s/ Robert G. Kramer
                                         ----------------------------------
                                         Title: Director Corporate Treasury

                                   SCHEDULE 1

                        Patents and Patent Applications



                                  See Attached

                STATUS OF BIOPURE CORPORATION DISCLOSURES - U.S.

====================================================================================================================================
                                                                                         Filing Date      Application
   Docket No./                                                                                or              or             Exp.
    Attorney       Inventor(s)                  Title                       Status        Issue Date     Patent Number       Date
====================================================================================================================================
BP86-01            Rausch         Extra Pure Semi-Synthetic Blood             AB           11/10/86       06/928,345
(DEB)              Feola          Substitute

BP86-01A           Rausch         Extra Pure Semi-Synthetic Blood             AB           10/13/87       07/107,421
(DEB)              Feola          Substitute

BP86-01AA          Rausch         Extra Pure Semi-Synthetic Blood             P            01/28/92       5,084,558        01/28/09
(DEB)              Feola          Substitute

BP86-01AAA         Rausch         Extra Pure Semi-Synthetic Blood             P            03/22/94       5,296,465        03/22/11
(NSP/DEB)          Feola          Substitute

BP86-01A4          Rausch         Ultra Pure Hemoglobin Solutions             F            03/11/94       08/209,949
(RTC/NSP/DEB)      Feola          and Blood Substitutes
                                  (INCLUDES BP94-01)

BP86-01A5          Rausch         Ultra Pure Hemoglobin Solutions             AD
(RTC/NSP/DEB)      Feola          and Blood Substitutes

BP89-01            Wong           Enzymatic Production of 7-Amino             AB           04/04/89       07/333,546
(RWW/DEB)          Shen           Cephalosporanic Acid

BP89-01A           Wong           Enzymatic Production of 7-Amino             I
(RWW/DEB)          Shen           Cephalosporanic Acid

BP89-01F           Wong           Enzymatic Production of 7-Amino             AB           04/21/92       07/873,596
(RWW/DEB)          Shen           Cephalosporanic Acid

BP89-01F2          Wong           Enzymatic Production of 7-Amino             AB           01/21/94       08/184,773
(RWW/DEB)          Shen           Cephalosporanic Acid

BP89-01F3          Wong           Enzymatic Production of 7-Amino             F            11/02/94       08/333,623
(RWW/DEB)          Shen           Cephalosporanic Acid

BP89-02            Templeman      Method for Culturing Cells Using            AB           06/09/89       07/364,696
(RWW/DEB)          Rausch         Hemoglobin As A Cell Culture Medium
                   Lin            Component
------------------------------------------------------------------------------------------------------------------------------------

ATTORNEY CODE:                   STATUS CODE:                                            DOCKET LETTER CODE:
DEB  = David E. Brook            AB = Abandoned              F = Filed and Pending
NSP  = N. Scott Pierce           AD = Active Disclosure      H = Hold                    Z, X, Y = Divisional
RTC  = Robert T. Conway          AF = Approved for Filing    I = Inactive
EWM  = Elizabeth W. Mata         AL = Allowed                P = Patented                A = Continuation or C-I-P
SMM  = Steven M. Mills           AS = Approved for Search    S = Searched
RWW  = Richard W. Wagner         C  = Combined with          T = Transferred             Prime (') = File Wrapper
                                 DI = Draft in Preparation   TBA = To be Abandoned       Continuation
                                 DP = Draft Prepared
                                                                                         F = File Wrapper
                                                                                         Continuation

UPDATED: August 30, 1996                 CONFIDENTIAL                     Page 1
------------------------
BP/DFCI.US

                STATUS OF BIOPURE CORPORATION DISCLOSURES - U.S.

====================================================================================================================================
                                                                                         Filing Date      Application
   Docket No./                                                                                or              or             Exp.
    Attorney       Inventor(s)                  Title                       Status        Issue Date     Patent Number       Date
====================================================================================================================================
BP89-02'           Templeman      Method for Culturing Cells Using            AB           05/29/92       07/891,682
(RWW/DEB)          Rausch         Hemoglobin As A Cell Culture Medium
                   Lin            Component

BP89-03            Templeman      Balanced Parenteral Vehicle for Ex          I
(RWW/DEB)                         Vivo Perfusion With Purified
                                  Hemoglobin

BP89-04            Templeman      Purified Hemoglobin Solution to             I
(RWW/DEB)          Wong           Promote Microbial Growth
                   Shen

BP89-05            Filbey         Sample Valve for Sterile Processing         P            03/17/92       5,095,765        06/15/10
(NSP/DEB)          Boulton

BP91-02            Rausch         Static Mixer Reactor Utilized for           I
(NSP/DEB)          Laccetti       Bovine Hemoglobin Polymerizations
                   Light
                   Gawryl

BP91-03            Light          Method for Separating Unmodified            F            06/07/95       08/477,916
(EWM/NSP/DEB)      Gawry          Hemoglobin From Cross-Linked
                   Laccetti       Hemoglobin
                   Houtchens

BP91-04            Gawryl         Method of Reducing Leucocyte                I
(NSP/DEB)                         Activation in Blood Substitutes

BP91-05                           Highly Cross-Linked Hemoglobin Blood        I
(NSP/DEB)                         Substitute

BP91-06            Rausch         Method of Manufacturing Blood               I            Filed as
(NSP/DEB)          Gawryl         Substitutes                                          BP94-03A2 6/7/95

BP92-01            Houtchens      Separation of Erythrocytes from             I
(NSP/DEB)                         Bovine Whole Blood

BP92-02            Houtchens      Separation of Carbonic Anhydrase from       I            Filed as
(NSP/DEB)          Patrick                                                             BP94-03AD 6/7/95
Hemoglobin

BP92-03            Wong           Simplified Process for Myelin Protein       I
(EWM/NSP/DEB)                     Purification from Crude Calf Brain
                                  Tissue

BP92-04            Wong           Use of Celite                               I
(NSP/DEB)          Shen
                   Baqai
                   Conlon

UPDATED: August 30, 1996                 CONFIDENTIAL                     Page 2
------------------------
BP/DFCI.US

                STATUS OF BIOPURE CORPORATION DISCLOSURES - U.S.

====================================================================================================================================
                                                                                         Filing Date      Application
   Docket No./                                                                                or              or             Exp.
    Attorney       Inventor(s)                  Title                       Status        Issue Date     Patent Number       Date
====================================================================================================================================
BP92-05            Wong           Use of Amberlite IR-35                      I
(NSP/DEB)          Shen
                   Baqai
                   Conlon

BP93-01            Wong           Chlorination of Cephalexin with             F            12/20/94       08/360,143
(RWW/DEB)          Shen           Chloroperoxidase from Rathayibacter
                   Chen

BP93-02            Light          Polymerized Hemoglobin Blood                I     (Filed as BP94-03AB)
(NSP/DEB)          Laccetti       Substitute Prepared by Glutaraldehyde
                   Gauryl         Crosslinking Modified With N-Acetyl
                                  Cysteine

BP93-03            Jacobs, Jr.    Hemodilution Administration of              I
(NSP/DEB)                         Hemoglobin Solutions

BP93-04            Jacobs         Oxygen Conductance by Hemoglobin            I
(NSP/DEB)                         Solutions

BP93-05            Jacobs         Hemoglobin Blood Substitutes in             AB           02/03/94       08/191,418
(NSP/DEB)                         Extended Preoperative Autologous
                                  Blood Donation

BP93-06            Jacobs         Use of Hemoglobin Blood Substitutes         AD
(EWH/NSP/DEB)      Lee            as Hematinics

BP93-07            Jacobs         Anti-Cholinergic Treatment for Blood        I
(NSP/DEB)                         Substitute Side Effects

BP94-01                           Mechanical Lysing of Erythrocytes           I     (Filed as BP86-01A4)
(NSP/DEB)

BP94-02                           Foil Overwrapped Plastic Storage            I     (Filed as BP94-03AC)
(NSP/DEB)                         Containers for Hemoglobin Blood
                                  Substitutes

BP94-03            Jacobs         Method for Oxygenating Tissue Having        F            03/23/95       08/409,337
(EWM/NSP/DEB)      Rausch         Reduced Red Blood Cell Flow

BP94-03A           Rausch         Method for Producing Ultrapure Stable       F            06/02/95       08/458,916
(EWM/NSP/DEB)      Gawryl         Polymerized Hemoglobin Blood-
                   Houtchens      Substitute
                   Laccetti
                   Light

UPDATED: August 30, 1996                 CONFIDENTIAL                     Page 3
------------------------
BP/DFCI.US

                STATUS OF BIOPURE CORPORATION DISCLOSURES - U.S.

====================================================================================================================================
                                                                                         Filing Date      Application
   Docket No./                                                                                or              or             Exp.
    Attorney       Inventor(s)                  Title                       Status        Issue Date     Patent Number       Date
====================================================================================================================================
BP94-03A2          Rausch         Method for Producing A Stable               F            06/07/95       08/484,775
(EWM/NSP/DEB)      Gawryl         Polymerized Hemoglobin Blood-
                   Houtchens      Substitute
                   Laccetti       (Includes BP91-06)
                   Light

BP94-03A2Z         Rausch         Method for Producing a Stable               F            06/07/95       08/478,004
(EWM/NSP/DEB)      Gawryl         Polymerized Hemoglobin Blood-
                   Houtchens      Substitute
                   Laccetti
                   Light

BP94-03AB          Light          Stable Polymerized Hemoglobin and Use       F            06/07/95       08/487,288
(EWM/NSP/DEB)      Gawryl         Thereof
                   Laccetti       (Includes BP93-02)

BP94-03ABA         Light          Stable Polymerized Hemoglobin and Use       F            03/22/96       08/620,296
(EWM/NSP/DEB)      Gawryl         Thereof
                   Laccetti       (Includes BP93-02)
                   Houtchens

BP94-03AC          Gawryl         Method for Preserving a Hemoglobin          F            06/07/95       08/471,583
(EWM/NSP/DEB)      Houtchens      Blood Substitute
                   Light          (Includes BP94-02)

BP94-03AD          Houtchens      Method for Separating Hemoglobin            F            06/07/95       08/473,497
(EWM/NSP/DEB)                     (Includes BP92-02)

BP94-04            Wong           Enzymatic Halogenation of Cephalexin        F            12/20/94       08/360,149
(RWW/DEB)          Shen           to Produce Cefaclor and Other
                   Chen           Halogenated Products

BP95-01            Wertz          Separation of Polymerized From              F            06/07/95       08/475,899
(RTC/NSP/DEB)      Gawryl         Unpolymerized Hemoglobin on
                                  Hydroxyapatite Using HPLC

BP95-02            Dube           Determination of Cyclohexanone              I
(NSP/DEB)          Wetz           Derivatized With 2-4 Dinitiophenyl
                                  Hydrazine and Separated by RPHPLC-UV

BP95-03            Paradis        Comb Needle                                 AD
(SMM/NSP)

BP95-04            Paradis        Needle with Side Lumen                      AD
(SMM/NSP)

UPDATED: August 30, 1996                 CONFIDENTIAL                     Page 4
------------------------
BP/DFCI.US

                STATUS OF BIOPURE CORPORATION DISCLOSURES - U.S.

====================================================================================================================================
                                                                                         Filing Date      Application
   Docket No./                                                                                or              or             Exp.
    Attorney       Inventor(s)                  Title                       Status        Issue Date     Patent Number       Date
====================================================================================================================================
BP96-01            Gawryl         A Method For Chromatographic Removal        F            07/01/96       08/673,147
(DEB/NSP)          Houtchens      of Prions
                   Light

BP96-02            Jacobs, Jr.    Method for Increasing Tissue Oxygen         AD
(EWM/NSP)                         Consumption with Hemoglobin Solution

UPDATED: August 30, 1996                 CONFIDENTIAL                     Page 5
------------------------
BP/DFCI.US

                            CASES LICENSED TO BIOPURE

====================================================================================================================================
                                                                                         Filing Date      Application
   Docket No./                                                                                or              or             Exp.
    Attorney       Inventor(s)                  Title                       Status        Issue Date     Patent Number       Date
====================================================================================================================================
DFCI-210           Teicher        Improved Method for Treating a Tumor        AB           05/14/91       07/699,769
(DEB)              Rausch         with a Chemotherapeutic Agent
                   Hopkins II

DFCI-210A          Teicher        Method for Treating a Tumor with a          F            07/20/93       08/094,501
(EWM/NSP/DEB)      Rausch         Chemotherapeutic Agent
                   Hopkins II

DFCI-210A2         Teicher        Method for Treating a Tumor with a          F            06/07/95       08/477,110
(EWM/NSP/DEB)      Rausch         Chemotherapeutic Agent
                   Hopkins II

DFCI-212           Teicher        Improved Method for Treating a Tumor        P            03/22/94       5,295,944        05/14/11
(DEB)              Rausch         with Ionizing Radiation
                   Hopkins II

UPDATED: August 30, 1996                 CONFIDENTIAL                     Page 6
------------------------
BP/DFCI.US

               STATUS OF BIOPURE CORPORATION DISCLOSURES - FOREIGN

================================================================================================================================
 Docket                           Application/       Filing/                          Stat-     Patent      Issued       Exp.
   No.            Country        Publication No.    Pub Date         Title             us         No.        Date        Date
================================================================================================================================
BP86-01        PCT               PCT/US87/02967     11/10/87    Extra Pure Semi-       PC
                                                                Synthetic Blood
                                                                Substitute

               (Designating: Australia, Brazil, Finland, Japan)

BP86-01A       Australia         10,871/88          11/10/87    Extra Pure Semi-       P       622,610     10/16/92    11/10/03
                                                                Synthetic Blood
                                                                Substitute

BP86-01A       Canada            551,356            11/09/87    Extra Pure Semi-       P       1,302,009   12/29/92    12/29/09
                                                                Synthetic Blood
                                                                Substitute

BP86-01A       Japan             500779/88          11/10/87    Extra Pure Semi-       A
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Austria           87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Belgium           87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      EPO               87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

               (Designating: Austria, Belgium, France, Germany, Great Britain, Greece,
               Italy, Luxembourg, Netherlands, Spain and Sweden,
               Switzerland/Liechtenstein)

BP86-01AA      France            87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Germany           87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Great Britain     87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute
--------------------------------------------------------------------------------------------------------------------------------

A = Active   AB = Abandoned   P = Patented   PC = Processing Complete

UPDATED: August 30, 1996                 CONFIDENTIAL                     Page 7
------------------------
BP.FOR

               STATUS OF BIOPURE CORPORATION DISCLOSURES - FOREIGN

================================================================================================================================
 Docket                           Application/       Filing/                          Stat-     Patent      Issued       Exp.
   No.            Country        Publication No.    Pub Date         Title             us         No.        Date        Date
================================================================================================================================
BP86-01AA      Greece            87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Italy             87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Luxembourg        87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Mexico            923537             06/26/92    Extra Pure Semi-       P       180196      11/22/95    06/26/12
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Netherlands       87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Spain             87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Sweden            87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
                                                                Synthetic Blood
                                                                Substitute

BP86-01AA      Switzerland/      87116556.9         11/10/87    Extra Pure Semi-       P       0277289     02/25/92    11/10/07
               Liechtenstein                                    Synthetic Blood
                                                                Substitute

BP89-01        PCT               PCT/US90/01696     03/30/90    Enzymatic              PC
                                 WO 90/12110        10/18/90    Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

BP89-01        Austria           90906671.4         03/30/90    Enzymatic              P       0465600     06/07/95    03/30/10
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid
--------------------------------------------------------------------------------------------------------------------------------

A = Active   AB = Abandoned   P = Patented   PC = Processing Complete

UPDATED: August 30, 1996                 CONFIDENTIAL                     Page 8
------------------------
BP.FOR

               STATUS OF BIOPURE CORPORATION DISCLOSURES - FOREIGN

================================================================================================================================
 Docket                           Application/       Filing/                          Stat-     Patent      Issued       Exp.
   No.            Country        Publication No.    Pub Date         Title             us         No.        Date        Date
================================================================================================================================
BP89-01        Belgium           90906671.4         03/30/90    Enzymatic              P       0465600     06/07/95    03/30/10
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

BP89-01        Canada            2,049,958.3        03/30/90    Enzymatic              A
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

BP89-01        EPO               90906671.4         03/30/90    Enzymatic              A       0465600     06/07/95    03/30/10
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

               (Designating: Austria, Belgium, Denmark, France, Germany, Great Britain,
               Italy, Luxembourg, Netherlands, and Sweden, Switzerland/Liechtenstein)

BP89-01        France            90906671.4         03/30/90    Enzymatic              P       0465600     06/07/95    03/30/10
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

BP89-01        Germany           90906671.4         03/30/90    Enzymatic              P       0465600     06/07/95    03/30/10
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

BP89-01        Great Britain     90906671.4         03/30/90    Enzymatic              P       0465600     06/07/95    03/30/10
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

BP89-01        Japan             506422/90          03/30/90    Enzymatic              A
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid
--------------------------------------------------------------------------------------------------------------------------------

A = Active   AB = Abandoned   P = Patented   PC = Processing Complete

UPDATED: August 30, 1996                 CONFIDENTIAL                     Page 9
------------------------
BP.FOR

BP89-01        Netherlands       90906671.4         03/30/90    Enzymatic              P       0465600     06/07/95    03/30/10
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

BP89-01        S. Korea          701280/91          03/30/90    Enzymatic              A
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

BP89-01        Switzerland       90906671.4         03/30/90    Enzymatic              P       0465600     06/07/95    03/30/10
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

BP89-01        Taiwan            79102661           04/04/90    Enzymatic              P       45786       07/11/91    03/11/06
                                                                Production of 7-
                                                                Amino
                                                                Cephalosporanic
                                                                Acid

BP91-03        PCT               PCT/US96/09251     06/05/96    Separating             A
                                                                Unmodified
                                                                Hemoglobin from
                                                                Cross-Linked
                                                                Hemoglobin

               (Designating: All but U.S.)

BP94-03M       PCT               PCT/US96/04030     03/22/96    Stable                 A
                                                                Polymerized
                                                                Hemoglobin
                                                                Blood-Substitute

               (Designating: EP, Australia, Canada, Japan, New
               Zealand)

BP94-04        PCT               PCT/US95/16547     12/19/95    Enzymatic              A
                                 WO 96/19569        06/27/96    Production of
                                                                Halogenated
                                                                Cephalosporin
--------------------------------------------------------------------------------------------------------------------------------

A = Active   AB = Abandoned   P = Patented   PC = Processing Complete

UPDATED: August 30, 1996                 CONFIDENTIAL                     Page 4
------------------------
BP.FOR

A = Active   AB = Abandoned   P = Patented   PC = Processing Complete

UPDATED: August 30, 1996                 CONFIDENTIAL           Page [ILLEGIBLE]
------------------------
BP.FOR

                                   SCHEDULE 2

                                   Trademarks

Mark                       Reg. No.                   Reg. Date
----                       --------                   ---------
Biopure                    1,362,777                  October 1, 1985

Hemopure                   1,509,885                  October 25, 1988

Oxyglobin                  1,507,754                  October 11, 1988

Oxypure                    1,572,797                  December 26, 1989

                                   SCHEDULE 3

                              Significant Locations

Biopure Corporation
674 Souder Road
Soudertown, Pennsylvania 18964

Biopure Corporation
4 Progress Drive
Dover, New Hampshire 03820

Biopure Corporation
11 Hurley Street
Cambridge, Massachusetts 02141

Biopure Corporation
31-35 Hurley Street
Cambridge, Massachusetts 02141

Biopure Corporation
37-39 Hurley Street
Cambridge, Massachusetts 02141

Biopure Corporation
16-22 & 26 Spring Street
Cambridge, Massachusetts 02141